                         Seaview Video Technology, Inc.
              CERTIFICATION PURSUANT TO SARBANES-OXLEY SECTION 302

I, Douglas Bauer, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Seaview Video
     Technology,Inc.;

2.   Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.   Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Small business issuer as of, and for, the periods presented in this quarterly report;

4.   The Small business issuer's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Small
     business issuer and have:

        (a)   Designed such disclosure controls and procedures or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the
              Small business issuer including its consolidated subsidiary, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
        (b)   Evaluated the effectiveness of the Small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
        (c)   Disclosed in this report any change in the Small business issuer's internal control over financial reporting that occurred during the
              Small business issuer's most recent fiscal quarter (the Small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Small business issuer's internal control over financial reporting; and

5.   The Small business issuer's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Small business issuer's auditors and the audit committee of the Small business issuer's board of directors (or persons performing the equivalent functions);

        (a)   All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Small business issuer's ability to record, process, summarize and report financial information; and
        (b)   Any fraud, whether or not material, that involves management or other employees who have a significant role in the Small
              business issuer's internal controls over financial reporting.

Date: August 14, 2003

 /s/ Douglas Bauer
     Douglas Bauer
     Chief Financial Officer